SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2012

KNIGHT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, New Jersey 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Knight Capital Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to update certain items in the historical consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. Historical information was updated following an August 1, 2012 technology issue related to the Company’s installation of trading software which resulted in the Company sending numerous erroneous orders in NYSE-listed securities into the market. As a result of this issue, the Company has realized a pre-tax loss of approximately $440 million. In addition, the historical consolidated financial statements were revised to reorder the presentation of the Company’s Consolidated Statement of Comprehensive Income and Consolidated Statements of Changes in Equity, as required by Financial Accounting Standard Board Accounting Standards Update No. 2011-05. Exhibit 99.1 contains the updated and revised financial information.

On August 6, 2012, the Company entered into a securities purchase agreement, by and among the Company and the investors signatory thereto (the “Investors”) pursuant to which the Investors agreed to purchase an aggregate of $400 million of 2% convertible preferred stock (the “Preferred Stock”) of the Company. The Preferred Stock will be convertible into approximately 267 million shares of common stock of the Company. The Company expects the transaction will be consummated later this morning.

The Company is also filing a complete copy of its Certificate of Incorporation, as amended, as Exhibits 3.1, 3.2 and 3.3 hereto, although no changes to such Certificate of Incorporation have been made.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Knight/Trimark Group, Inc., dated January 6, 2000.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Knight/Trimark Group, Inc., dated May 17, 2000.

3.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Knight Trading Group, Inc., dated May 12, 2005.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated Financial Statements and notes thereto for the fiscal years ended December 31, 2011, 2010, and 2009 (which replaces and supersedes Part II, Item 8 of Knight Capital Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 29, 2012).

101	The following financial statements from Knight Capital Group, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 6, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Financial Condition for the year ended December 31, 2011 and 2010 (ii) Consolidated Statements of Operations for the year ended December 31, 2011, 2010 and 2009, (iii) Consolidated Statements of Comprehensive Income for the year ended December 31, 2011, 2010 and 2009, (iv) Consolidated Statements of Changes in Equity for the year ended December 31, 2011, 2010 and 2009, (v) Consolidated Statements of Cash Flows for the year ended December 31, 2011, 2010 and 2009, and (vi) the Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

KNIGHT CAPITAL GROUP, INC.

Date: August 6, 2012	By:	/s/ Andrew M. Greenstein
	Name:	Andrew M. Greenstein
	Title:	Managing Director, Deputy General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Knight/Trimark Group, Inc., dated January 6, 2000.

3.2	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Knight/Trimark Group, Inc., dated May 17, 2000.

3.3	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Knight Trading Group, Inc., dated May 12, 2005.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Consolidated Financial Statements and notes thereto for the fiscal years ended December 31, 2011, 2010, and 2009 (which replaces and supersedes Part II, Item 8 of Knight Capital Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 29, 2012).

101	The following financial statements from Knight Capital Group, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 6, 2012, formatted in XBRL (eXtensible Business Reporting Language): (i) Consolidated Statements of Financial Condition for the year ended December 31, 2011 and 2010 (ii) Consolidated Statements of Operations for the year ended December 31, 2011, 2010 and 2009, (iii) Consolidated Statements of Comprehensive Income for the year ended December 31, 2011, 2010 and 2009, (iv) Consolidated Statements of Changes in Equity for the year ended December 31, 2011, 2010 and 2009, (v) Consolidated Statements of Cash Flows for the year ended December 31, 2011, 2010 and 2009, and (vi) the Notes to Consolidated Financial Statements.